UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2005

MDWERKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-118155	33-1095411
(Commission File Number)	(IRS Employer Identification Number)

Windolph Center, Suite I
1020 N.W. 6th Street
Deerfield Beach, FL 33442

(Address of Principal Executive Offices)

(954) 834-0352

(Registrant’s Telephone Number, Including Area Code)

WESTERN EXPLORATION, INC.
8400 East Crescent Pkwy #600
Greenwood Village, Colorado 90111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On November 16, 2005, the Company dismissed Gately & Associates, LLC as its independent accountant. Gately & Associates, LLC had been previously engaged as the principal accountant to audit the Company’s financial statements. The reason for the dismissal of Gately & Associates, LLC was that, following the Merger the stockholders of MDwerks own a majority of the outstanding shares of common stock of the Company. The business of MDwerks is the primary business unit of the Company, and the current independent registered accountants of MDwerks are the firm of Goldstein Golub Kessler LLP. The Company believes that it is in its best interests to have Goldstein Golub Kessler LLP continue to work with the MDwerks business, and the Company therefore retained Goldstein Golub Kessler LLP as its new independent accountant on November 16, 2005. Goldstein Golub Kessler LLP is located at 1185 Avenue of the Americas, Suite 500, New York, NY 10036.

The reports of Gately & Associates, LLC on the Company’s financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors on the effective date of the Merger.

During the Company’s two most recent fiscal years, and the subsequent interim periods, prior to November 16, 2005, there were no disagreements with Gately & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Gately & Associates, LLC, would have caused it to make reference to the matter in connection with its reports. There were no ‘‘reportable events’’ as that term is described in Item 304(a)(1)(v) of Regulation S-K.

As of November 16, 2005, Goldstein Golub Kessler LLP was engaged as the Company’s new independent public accountants. Appointment of Goldstein Golub Kessler LLP was recommended and approved by the Audit Committee of the Company’s Board of Directors. During the Company’s two most recent fiscal years, and the subsequent interim periods, prior to November 16, 2005, the Company did not consult Goldstein Golub Kessler LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

A letter from Gately & Associates, LLC regarding its agreement with the statements made by the Company in this Section 4.01 is filed herewith as Exhibit 16.1.

Item 9.01    Financial Statements and Exhibits.

(b) Exhibits

Exhibit No.	Exhibits
16.1	Letter from Gately & Associates, LLC regarding Item 4.01 of this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MDWERKS, INC.

Dated: November 22, 2005

By:/s/ Howard B. Katz Howard B. Katz Chief Executive Officer